UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2006

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

In its amended registration statement on Form S-4/A filed May 31, 2006, Petrohawk Energy Corporation, a Delaware corporation (“Petrohawk”) identified U.S. Bank National Association as the exchange agent in connection with the merger of KCS Energy, Inc. (“KCS”) with and into Petrohawk and included on Exhibit 99.3 a form of letter of transmittal. Petrohawk subsequently has entered into an Exchange Agent Agreement with American Stock Transfer & Trust Company as the exchange agent in connection with the merger with KCS. Included as Exhibit 99.1 and incorporated by this reference is the form of letter of transmittal to be used in connection with the merger with KCS.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Form of Letter of Transmittal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By	/s/ Shane M. Bayless
Executive Vice President – Chief Financial Officer and Treasurer

Date: July 11, 2006

INDEX TO EXHIBITS

99.1	Form of Letter of Transmittal